EXHIBIT 99.2

Supplemental Investor Package
_______________________________________________
Third Quarter 2011

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,				September 30,				December 31,
	2011				2010				2010
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1	$1,900,130		1,915,953	68,871	$1,548,160		1,569,975	73,054	$1,683,336		1,704,600	35,334
Gov't\ Municipal bonds	1,725,061		1,757,780	109,189	1,939,587		1,985,217	121,589	1,873,730		1,894,436	77,913
Total bonds	3,625,191		3,673,733	178,060	3,487,747		3,555,192	194,643	3,557,066		3,599,036	113,247
Equities	139,203		139,203	(11,314)	63,116		63,116	8,065	69,636		69,636	11,597
Short-term investments	162,812		162,812	-	265,043		265,043	-	161,155		161,155	-
Other investments	135,560		135,560	(3,189)	154,728		154,728	(19,452)	137,865		137,865	(4,982)
Total invested assets	4,062,766		4,111,308	163,557	3,970,634		4,038,079	183,256	3,925,722		3,967,692	119,862

Invested assets per $ of stockholders' equity	3.74				3.64				3.67

Total assets	5,748,990				5,334,521				5,231,772

Liabilities:
Reserve for losses and loss expenses	3,243,622				2,809,797				2,830,058
Unearned premium reserve	902,112				880,698				823,596

Total liabilities	4,662,435				4,242,205				4,160,663

Stockholders' equity	1,086,555				1,092,316				1,071,109

Total debt to capitalization ratio	19.4%				19.4%				19.7%
Adjusted total debt to capitalization ratio 2	12.8%				12.7%				12.9%

Book value per share	20.04				20.41				19.95

Book value per share excluding unrealized gain or loss on bond portfolio	18.49				18.87				19.09

NPW per insurance segment employee	771				760				761

Statutory premiums to surplus ratio	1.4	x			1.4	x			1.3	x

Statutory surplus	1,010,144				1,034,321				1,073,025

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
September 2011		THREE MONTHS ENDED September 30,				NINE MONTHS ENDED September 30,
($ in thousands, except per share amounts)		2011		2010		2011		2010
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$394,069		$389,702		$1,197,095		$1,170,532
Operating (loss) income		(18,163)	(0.34)	18,794	0.35	572	0.01	47,641	0.88
Net realized (losses) gains, after tax		(1,329)	(0.02)	37	-	3,810	0.07	(2,126)	(0.04)
(Loss) Income from continuing operations		(19,492)	(0.36)	18,831	0.35	4,382	0.08	45,515	0.84
Loss on discontinued operations, after tax		(650)	(0.01)	(1,634)	(0.03)	(650)	(0.01)	(3,749)	(0.07)
Net (loss) income		(20,142)	(0.37)	17,197	0.32	3,732	0.07	41,766	0.77
Operating return on equity		-6.6%		7.0%		0.1%		6.1%

Insurance Operations
Gross premiums written		476,343		446,684		1,354,470		1,295,622
Net premiums written		396,832		367,114		1,133,170		1,088,729
Net premiums earned		358,963		354,709		1,065,886		1,063,101
Underwriting loss	- before tax	(68,124)		(3,933)		(111,890)		(21,699)
	- after tax	(44,281)	(0.82)	(2,556)	(0.05)	(72,728)	(1.32)	(14,104)	(0.26)
GAAP combined ratio		119.0%		101.1%		110.5%		102.0%

Commercial lines
Net premiums earned		292,363		293,225		869,421		884,134
GAAP combined ratio		113.5%		100.0%		107.6%		100.9%
Personal lines
Net premiums earned		66,600		61,484		196,465		178,967
GAAP combined ratio		143.2%		106.4%		123.1%		107.8%

Investments
Net investment income	- before tax	35,786		32,986		118,604		104,237
	- after tax	26,976	0.50	25,305	0.46	88,521	1.60	80,058	1.47
Effective tax rate		24.6%		23.3%		25.4%		23.2%
Annual after-tax yield on investment portfolio						3.0%		2.8%
Annual after-tax, after-interest expense yield						2.7%		2.4%
Invested assets per $ of stockholders' equity						3.74		3.64

Other expenses (net of other income)
Interest expense	- before tax	(4,559)		(4,559)		(13,675)		(14,056)
	- after tax	(2,963)	(0.05)	(2,963)	(0.05)	(8,888)	(0.16)	(9,136)	(0.17)

Other Income (Expense) - after tax		$2,105	0.03	$(992)	(0.01)	$(6,333)	(0.11)	$(9,177)	(0.16)

Diluted weighted avg shares outstanding		54,183		54,573		55,172		54,390

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
 (unaudited)
 ($ in thousands)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$31,960	31,741	1	$97,835	97,914	-
Short-term	28	134	(79)	123	367	(66)
Alternative Investments	4,453	2,359	89	23,994	11,122	116
Dividends	1,197	347	245	2,299	1,279	80
Miscellaneous	41	41	-	88	94	(6)
	37,679	34,622	9	124,339	110,776	12

Investment Expense	1,893	1,636	16	5,735	6,539	(12)

Net Investment Income Before Tax	35,786	32,986	8	118,604	104,237	14

Tax	8,810	7,681	15	30,083	24,179	24

Net Investment Income After Tax	26,976	25,305	7	$88,521	80,058	11

Net Investment Income per Share	$0.50	0.46	9	$1.60	1.47	9

Effective Tax Rate	24.6%	23.3%		25.4%	23.2%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.46%	3.60%
After Tax				2.66%	2.81%

Portfolio:
Pre Tax				3.96%	3.59%
After Tax				2.95%	2.75%

	For the three months ended			Year to date:
	September	September		September	September
Net Realized Gains(Losses)	2011	2010		2011	2010
Total Fixed Maturities	262	1,791		1,497	(14,806)
Total Equity Securities	(2,307)	(1,734)		4,364	11,535
Total	(2,045)	57		5,861	(3,271)
Net of Tax	(1,329)	37		3,810	(2,126)

As of September 30, 2011 new money rates for taxable fixed maturity securities were 2.53% on a pre-tax basis and 1.65% on an after-tax basis.

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
3rd Qtr 2011 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$31,054	9.9%	$25,923	15.0%	168.8%	8.7%	29.9%	0.0%	207.4%	108.4%	$(29,374)
Auto	38,406	(0.1)%	37,372	4.0%	76.0%	10.4%	30.3%	0.0%	116.7%	109.0%	(6,537)
Other (including flood)	3,676	8.0%	3,305	9.7%	94.7%	(141.6)%	(47.4)%	0.0%	(94.3)%	(5.4)%	6,599
Total	$73,136	4.3%	$66,600	8.3%	113.0%	2.2%	26.2%	0.0%	141.4%	103.2%	$(29,311)

Commercial Lines:

Commerical property	$55,725	3.6%	$48,050	(3.0)%	107.3%	5.8%	34.9%	0.1%	148.1%	90.2%	$(25,770)
Workers compensation	64,269	10.8%	63,497	3.8%	71.7%	15.8%	25.3%	1.4%	114.2%	130.2%	(9,183)
General liability	95,187	13.1%	87,480	5.1%	44.9%	19.2%	31.8%	0.0%	95.9%	99.1%	1,176
Auto	76,031	0.8%	70,173	(4.4)%	57.6%	8.2%	30.0%	0.1%	95.9%	83.3%	1,153
Business owners policies	16,514	5.6%	16,663	1.6%	74.4%	13.0%	38.9%	0.0%	126.3%	105.7%	(4,328)
Bonds	5,019	(5.2)%	4,727	(3.2)%	19.2%	10.5%	58.3%	0.0%	88.0%	76.3%	399
Other	10,950	296.2%	1,773	(29.9)%	16.2%	9.7%	57.0%	0.0%	82.9%	47.6%	(4,919)
Total	$323,696	9.7%	$292,363	0.4%	65.1%	13.1%	32.1%	0.4%	110.7%	99.8%	$(41,472)

Grand Total	$396,832	8.7%	$358,963	1.8%	74.0%	11.1%	31.0%	0.3%	116.4%	100.3%	$(70,783)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$215,140	$219,404
	LAE Paid	35,243	40,101
	Total Paid	$250,383	$259,505

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
September 2011 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$81,962	14.4%	$75,538	17.7%	109.7%	8.8%	31.0%	0.0%	149.5%	110.1%	$(39,363)
Auto	114,024	1.6%	111,522	5.7%	75.2%	10.9%	30.6%	0.0%	116.7%	112.3%	(19,438)
Other (including flood)	9,849	9.4%	9,404	1.0%	88.2%	(60.7)%	(47.1)%	0.0%	(19.6)%	(3.6)%	11,456
Total	$205,835	6.7%	$196,464	9.8%	89.1%	6.6%	27.1%	0.0%	122.8%	105.9%	$(47,345)

Commercial Lines:

Commerical property	$153,105	(0.2)%	$144,121	(4.0)%	79.5%	5.7%	36.5%	0.1%	121.8%	96.3%	$(34,684)
Workers compensation	198,742	6.0%	189,878	1.1%	74.6%	15.9%	25.3%	1.9%	117.7%	124.4%	(35,891)
General liability	274,422	6.7%	255,717	1.3%	49.2%	17.8%	32.7%	0.0%	99.7%	95.1%	(5,283)
Auto	220,500	(1.4)%	209,042	(5.4)%	55.8%	7.0%	30.6%	0.1%	93.5%	87.4%	10,012
Business owners policies	49,657	1.6%	49,555	1.5%	67.3%	13.3%	39.0%	0.0%	119.6%	121.5%	(9,737)
Bonds	14,655	(3.2)%	14,219	(0.7)%	15.0%	8.1%	60.2%	0.0%	83.3%	81.3%	2,112
Other	16,254	103.9%	6,890	(8.7)%	5.8%	2.6%	52.5%	0.0%	60.9%	47.0%	(2,214)
Total	$927,335	3.8%	$869,422	(1.4)%	61.5%	12.3%	32.4%	0.4%	106.6%	100.5%	$(75,686)

Grand Total	$1,133,170	4.3%	$1,065,886	0.4%	66.6%	11.2%	31.4%	0.4%	109.6%	101.4%	$(123,032)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$612,066	$588,974
	LAE Paid	113,151	114,703
	Total Paid	$725,217	$703,677

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	September 30,	December 31,
($ in thousands, except share amounts)	2011	2010
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value
(fair value: $901,385 – 2011; $1,256,294 – 2010)	$852,843	1,214,324
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,649,035 – 2011; $2,285,988 – 2010)	2,772,348	2,342,742
Equity securities, available-for-sale – at fair value
(cost of: $150,517 – 2011; $58,039 – 2010)	139,203	69,636
Short-term investments (at cost which approximates fair value)	162,812	161,155
Other investments	135,560	137,865
Total investments	4,062,766	3,925,722
Cash	287	645
Interest and dividends due or accrued	35,107	37,007
Premiums receivable, net of allowance for uncollectible
accounts of: $3,863 – 2011; $4,691 – 2010	477,869	414,105
Reinsurance recoverables, net	631,732	318,752
Prepaid reinsurance premiums	121,560	110,327
Current federal income tax	17,518	11,200
Deferred federal income tax	83,299	93,234
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $158,383 – 2011; $151,704 – 2010	39,247	41,775
Deferred policy acquisition costs	220,044	209,627
Goodwill	7,849	7,849
Other assets	51,712	61,529
Total assets	$5,748,990	5,231,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,243,622	2,830,058
Unearned premiums	902,112	823,596
Notes payable	262,353	262,333
Accrued salaries and benefits	98,485	100,933
Other liabilities	155,863	143,743
Total liabilities	$4,662,435	4,160,663

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares: 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares: 360,000,000
Issued: 97,044,503 – 2011; 96,362,667 – 2010	194,089	192,725
Additional paid-in capital	253,939	244,613
Retained earnings	1,158,308	1,176,155
Accumulated other comprehensive income	32,164	7,024
Treasury stock – at cost (shares: 42,823,871 – 2011; 42,686,204 – 2010)	(551,945)	(549,408)
Total stockholders’ equity	1,086,555	1,071,109
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,748,990	5,231,772

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Nine Months ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2011	2010	2011	2010
Revenues:
Net premiums earned	$358,963	354,709	1,065,886	1,063,101
Net investment income earned	35,786	32,986	118,604	104,237
Net realized gains (losses):
Net realized investment gains (losses)	498	2,864	9,203	13,960
Other-than-temporary impairments	(2,693)	(4,091)	(3,062)	(16,326)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	150	1,284	(280)	(905)
Total net realized gains (losses)	(2,045)	57	5,861	(3,271)
Other income	1,365	1,950	6,744	6,465
Total revenues	394,069	389,702	1,197,095	1,170,532

Expenses:
Losses and loss expenses incurred	305,958	245,019	829,719	739,142
Policy acquisition costs	119,456	114,042	346,729	346,143
Interest expense	4,559	4,559	13,675	14,056
Other expenses	4,924	4,022	18,807	18,636
Total expenses	434,897	367,642	1,208,930	1,117,977

(Loss) income from continuing operations, before federal income tax	(40,828)	22,060	(11,835)	52,555

Federal income tax (benefit) expense:
Current	(20,001)	(1,691)	(12,614)	8,475
Deferred	(1,335)	4,920	(3,603)	(1,435)
Total federal income tax (benefit) expense	(21,336)	3,229	(16,217)	7,040

Net (loss) income from continuing operations	(19,492)	18,831	4,382	45,515

Loss on disposal of discontinued operations, net of tax of $(350) and $(880) for Third Quarter 2011 and 2010 and $(350) and $(2,019) for
Nine Months 2011 and 2010	(650)	(1,634)	(650)	(3,749)

Net (loss) income	$(20,142)	17,197	3,732	41,766

Earnings per share:
Basic net (loss) income from continuing operations	(0.36)	0.35	0.08	0.85
Basic net loss from disposal of discontinued operations	(0.01)	(0.03)	(0.01)	(0.07)
Basic net (loss) income	$(0.37)	0.32	0.07	0.78

Diluted net (loss) income from continuing operations	(0.36)	0.35	0.08	0.84
Diluted net loss from disposal of discontinued operations	(0.01)	(0.03)	(0.01)	(0.07)
Diluted net (loss) income	$(0.37)	0.32	0.07	0.77

Dividends to stockholders	$0.13	0.13	0.39	0.39

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Nine Months ended September 30,
($ in thousands, except per share amounts)	2011		2010
Common stock:
Beginning of year	$192,725		191,646
Dividend reinvestment plan
(shares: 74,777 – 2011; 81,471 – 2010)	150		163
Stock purchase and compensation plans
(shares: 607,059 – 2011; 284,793 – 2010)	1,214		569
End of period	194,089		192,378

Additional paid-in capital:
Beginning of year	244,613		231,933
Dividend reinvestment plan	1,066		1,098
Stock purchase and compensation plans	8,260		8,441
End of period	253,939		241,472

Retained earnings:
Beginning of year	1,176,155		1,138,978
Net income	3,732	3,732	41,766	41,766
Dividends to stockholders ($0.39 per share – 2011 and 2010)	(21,579)		(21,248)
End of period	1,158,308		1,159,496

Accumulated other comprehensive income (loss):
Beginning of year	7,024		(12,460)
Other comprehensive income (loss), increase (decrease) in:
Unrealized gains on investment securities:
Non-credit portion of other-than-temporary impairment losses
recognized in other comprehensive income, net of deferred income tax	336		3,026
Other net unrealized gains on investment securities, net of
deferred income tax	22,617		55,556
Total unrealized gains on investment securities	22,953	22,953	58,582	58,582
Defined benefit pension plans, net of deferred income tax	2,187	2,187	2,098	2,098
End of period	32,164		48,220
Comprehensive income		28,872		102,446

Treasury stock:
Beginning of year	(549,408)		(547,722)
Acquisition of treasury stock
(shares: 137,667 – 2011; 98,419 – 2010)	(2,537)		(1,528)
End of period	(551,945)		(549,250)
Total stockholders’ equity	$1,086,555		1,092,316

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended
	September 30,
($ in thousands)	2011	2010
Operating Activities
Net Income	$3,732	41,766

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,260	23,175
Loss on disposal of discontinued operations	650	3,749
Stock-based compensation expense	6,383	6,875
Undistributed income of equity method investments	(1,793)	(6,338)
Net realized (gains) losses	(5,861)	3,271

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	100,584	32,912
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	67,816	25,123
Increase in net federal income tax recoverable	(9,570)	(6,514)
Increase in premiums receivable	(63,764)	(13,817)
(Increase) decrease in deferred policy acquisition costs	(10,417)	11
Decrease (increase) in interest and dividends due or accrued	1,943	(1,491)
(Decrease) increase in accrued salaries and benefits	(2,448)	150
Decrease in accrued insurance expenses	(6,772)	(6,872)
Other-net	20,817	1,284
Net adjustments	122,828	61,518
Net cash provided by operating activities	126,560	103,284

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(350,140)	(699,133)
Purchase of equity securities, available-for-sale	(148,104)	(47,930)
Purchase of other investments	(11,778)	(14,348)
Purchase of short-term investments	(1,030,834)	(1,409,971)
Sale of subsidiary	919	681
Sale of fixed maturity securities, available-for-sale	85,773	157,823
Sale of short-term investments	1,029,178	1,358,779
Redemption and maturities of fixed maturity securities, held-to-maturity	138,907	238,923
Redemption and maturities of fixed maturity securities, available-for-sale	95,951	251,875
Sale of equity securities, available-for-sale	59,991	76,277
Distributions from other investments	15,666	18,468
Sale of other investments	16,357	-
Purchase of property, equipment and other assets	(8,932)	(4,062)
Net cash used in investing activities	(107,046)	(72,618)

Financing Activities
Dividends to stockholders	(19,863)	(19,516)
Acquisition of treasury stock	(2,537)	(1,528)
Principal payment of notes payable	-	(12,300)
Net proceeds from stock purchase and compensation plans	2,718	3,084
Excess tax benefits from share-based payment arrangements	(190)	(795)
Net cash used in financing activities	(19,872)	(31,055)
Net decrease in cash	(358)	(389)
Cash, beginning of year	645	811
Cash, end of period	$287	422

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Sep-30	Sep-30	Dec-31
	2011	2010	2010

ASSETS
Bonds	$3,482,530	3,355,540	3,482,204
Common stocks	139,203	63,116	69,636
Affiliated mortgage loan	38,297	38,944	38,785
Other investments	162,689	190,958	174,067
Short-term investments	109,468	212,664	111,021
Total investments	3,932,187	3,861,222	3,875,713

Cash on hand and in banks	(49,209)	(33,420)	(30,343)
Interest and dividends due and accrued	35,173	36,448	37,172
Premiums receivable	475,442	456,588	410,809
Reinsurance recoverable on paid losses and expenses	9,376	6,097	5,013
Federal income tax recoverable	7,001	14,679	-
Deferred tax recoverable	135,884	123,873	133,100
EDP equipment	1,004	1,331	1,409
Equities and deposits in pools and associations	9,625	7,530	6,681
Receivable for sold securities	14	23,698	16,738
Other assets	29,334	31,964	30,164
Total assets	$4,585,831	4,530,010	4,486,456

LIABILITIES
Reserve for losses	$2,209,177	2,100,648	2,111,557
Reinsurance payable on paid loss and loss expense	1,243	1,191	1,030
Reserve for loss expenses	408,024	404,738	401,508
Unearned premiums	780,552	764,953	713,268
Reserve for commissions payable	39,987	41,525	43,590
Ceded balances payable	10,746	13,313	12,835
Federal income tax payable	-	-	1,645
Premium and other taxes payable	20,291	23,129	23,466
Borrowed money	13,017	13,017	13,018
Reserve for dividends to policyholders	3,451	2,568	2,390
Reserves for unauthorized reinsurance	1,811	1,013	1,811
Payable for securities	976	45,918	5,028
Funds withheld on account of others	5,690	5,771	7,015
Accrued salaries and benefits	63,306	64,405	61,353
Other liabilities	17,416	13,500	13,917
Total liabilities	3,575,687	3,495,689	3,413,431

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Aggregate write-ins for special surplus funds	39,055	34,971	40,521
Paid in surplus	255,792	255,792	255,792
Unassigned surplus	686,972	715,233	748,387
Total policyholders' surplus	1,010,144	1,034,321	1,073,025
Total liabilities and policyholders' surplus	$4,585,831	4,530,010	4,486,456

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September

UNDERWRITING	2011		2010		2011		2010

Net premiums written	$396,832		365,129		1,133,170		1,086,744

Net premiums earned	358,963		352,723		1,065,886		1,061,115

Net losses paid	215,140		219,404		612,066		588,974
Change in reserve for losses	50,591		(16,787)		97,620		28,272
Net losses incurred	265,731	74.0%	202,617	57.4%	709,686	66.6%	617,246	58.2%
Net loss expenses paid	35,243		40,101		113,151		114,703
Change in reserve for loss expenses	4,449		608		6,516		5,281
Net loss expenses incurred	39,692	11.1%	40,709	11.5%	119,667	11.2%	119,984	11.3%
Net underwriting expenses incurred	123,316	31.0%	114,210	31.3%	358,447	31.6%	346,042	31.8%
Total deductions	428,739		357,536		1,187,800		1,083,272
Statutory underwriting loss	(69,776)		(4,813)		(121,914)		(22,157)

Net loss from premium balances charged off	(1,300)		(1,239)		(4,003)		(4,085)
Finance charges and other income	1,349		2,005		6,688		6,683
Total other income	49	0.0%	766	-0.2%	2,685	-0.2%	2,598	-0.2%
Policyholders' dividends incurred	(1,056)	0.3%	(728)	0.2%	(3,803)	0.4%	(2,867)	0.3%
Total underwriting loss	(70,783)	116.4%	(4,775)	100.3%	(123,032)	109.6%	(22,426)	101.4%

INVESTMENT
Net investment income earned	34,967		31,750		117,546		98,659
Net realized gain / (loss)	(2,061)		(108)		5,816		(3,373)
Total income before income tax	(37,877)		26,867		330		72,860
Federal income tax (benefit) / expense	(14,525)		990		(2,241)		17,304

Net (loss) / income	$(23,352)		25,877		2,571		55,556

Policyholders' Surplus
Surplus, beginning of period	$1,070,297		1,008,534		1,073,025		981,955

Net (loss) / income	(23,352)		25,877		2,571		55,556
Change in deferred taxes	4,551		(8,831)		5,471		(772)
Change in unrealized gains	(12,286)		6,771		(13,446)		13,692
Dividends to stockholders	(17,006)		(12,003)		(46,018)		(36,008)
Change in non-admitted assets	(10,894)		15,279		(8,712)		19,114
Change in additional admitted deferred taxes	115		(1,446)		(1,466)		1,020
Surplus adjustments	(1,281)		140		(1,281)		(236)

Net change in surplus for period	(60,153)		25,787		(62,881)		52,366

Surplus, end of period	$1,010,144		1,034,321		1,010,144		1,034,321

Statutory underwriting loss	$(70,783)		(4,775)		(123,032)		(22,426)

Adjustments under GAAP:
Deferred policy acquisition costs	3,859		390		10,417		(11)
Pension costs	63		754		1,868		1,289
Other, net	(1,263)		(302)		(1,143)		(551)
GAAP underwriting loss	$(68,124)		(3,933)		(111,890)		(21,699)

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of September 30, 2011
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,473,976	10,548,405	1,434,454	0.45	0.96
Silverpeak RE III	2008	15,000,000	8,127,743	3,484,704	50,621	0.01	0.52
Total - Real Estate		35,000,000	10,601,719	14,033,109	1,485,075	0.34	0.85
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	1,298,790	(610,120)	0.95	1.05
GS Mezz V	2007	25,000,000	15,909,553	8,694,654	1,538,008	0.57	1.24
Total - Mezz. Financing		34,000,000	15,909,553	9,993,444	927,888	0.76	1.14
Distressed Debt
Varde VIII	2006	10,000,000	-	9,252,120	(57,395)	0.22	1.15
GS Distressed Opp III	2007	15,000,000	3,168,884	10,032,863	1,298,782	0.23	1.02
Total - Distressed Debt		25,000,000	3,168,884	19,284,983	1,241,387	0.23	1.07
Private Equity
Prospector	1997	5,000,000	-	411,265	(179)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,226,685	4,182,468	1,604,200	1.27	1.72
NB Co-Invest	2006	15,000,000	1,847,495	9,986,580	1,986,128	0.53	1.24
Trilantic Capital Partners IV	2007	11,098,351	3,563,239	6,486,281	1,807,980	0.47	1.30
Total - Private Equity		41,098,351	6,637,419	21,066,594	5,398,129	1.02	1.60
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,722,098	924,459	0.62	1.23
GS Vintage IV	2007	20,000,000	5,277,941	15,088,262	3,451,307	0.37	1.21
NB SOF II	2008	12,000,000	4,869,961	7,266,555	1,519,022	0.37	1.36
Total - Pvt. Eq. Sec. Mkt.		44,000,000	11,047,396	29,076,915	5,894,788	0.45	1.24
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	330,194	1,157,765	1.80	1.82
ArcLight II	2003	15,000,000	2,295,492	4,298,335	1,631,668	1.15	1.38
ArcLight III	2006	15,000,000	2,037,794	10,597,801	2,071,450	0.60	1.27
Quintana Energy	2006	10,000,000	1,902,067	8,972,120	1,679,768	0.09	1.19
ArcLight IV	2007	10,000,000	2,404,868	6,593,611	1,058,360	0.57	1.24
Total - Energy/Power Generation		65,000,000	10,295,726	30,792,061	7,599,011	0.97	1.42
Venture Capital
Venture V	2001	10,000,000	900,000	7,909,078	1,448,062	0.27	1.14
Total - Venture Capital		10,000,000	900,000	7,909,078	1,448,062	0.27	1.14
TOTAL - ALTERNATIVE INVESTMENTS		$254,098,351	58,560,697	132,156,184	23,994,340	0.69	1.27
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
September 30, 2011
($  in thousands)
(unaudited)

Exposure = 58% Held-to-Maturity; 42% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	59,322	57%	44,381	42%	1,090	1%	-	0%	104,793	8%
TX-PSF	-	0%	-	0%	-	0%	40,893	100%	40,893	3%
WA	38,468	45%	46,120	55%	-	0%	-	0%	84,588	6%
AZ	66,671	91%	6,984	9%	-	0%	-	0%	73,655	6%
NC	23,975	34%	24,328	34%	22,846	32%	-	0%	71,149	5%
NY	68,107	100%	-	0%	-	0%	-	0%	68,107	5%
FL	58,817	100%	-	0%	-	0%	-	0%	58,817	4%
OH	32,973	61%	13,699	25%	7,327	14%	-	0%	53,999	4%
MN	6,435	12%	5,097	10%	41,540	78%	-	0%	53,072	4%
IL	28,414	58%	20,310	42%	-	0%	-	0%	48,724	4%
CO	17,191	36%	29,005	60%	1,830	4%	-	0%	48,026	4%
Pre-refunded	39,656	57%	20,310	29%	5,338	8%	3,678	5%	68,982	5%
Other	367,017	65%	120,598	21%	76,921	14%	-	0%	564,536	42%
Grand Total	807,046	60%	330,832	25%	156,892	12%	44,571	3%	1,339,341	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
September 30, 2011
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations1	$380.0	21.9	AA+
Foreign government obligations	32.9	1.3	AA
State and municipal obligations	561.5	37.3	AA+
Corporate securities	1,125.6	40.5	A
Mortgage-backed securities ("MBS")	593.6	22.0	AA
Asset-backed securities ("ABS")	78.7	0.3	AAA
Total AFS fixed maturity portfolio	$2,772.3	123.3	AA-

State and Municipal Obligations:
Government obligations	$296.8	21.3	AA+
Special revenue obligations	264.7	16.0	AA
Total state and municipal obligations	$561.5	37.3	AA+

Corporate Securities:
Financial	$349.0	3.7	A+
Industrials	82.0	5.7	A-
Utilities	68.9	2.7	BBB+
Consumer discretion	98.0	3.7	A-
Consumer staples	125.6	6.2	A
Healthcare	149.0	9.7	AA-
Materials	52.7	1.2	A-
Energy	64.5	2.8	A-
Information technology	74.0	2.2	A+
Telecommunications services	46.3	1.1	BBB+
Other	15.6	1.5	AA+
Total corporate securities	$1,125.6	40.5	A

MBS:
Government Guaranteed Agency commercial mortgage-backed securities ("CMBS")	$78.0	5.8	AA+
Non-agency CMBS	34.9	(0.3)	A
Government Guaranteed Agency residential mortgage-backed securities ("RMBS")	101.3	5.5	AA+
Other Agency RMBS	336.8	11.6	AA+
Non-agency RMBS	34.6	(0.6)	BBB-
Alternative-A ("Alt-A") RMBS	8.0	-	AA+
Total MBS	$593.6	22.0	AA

ABS:
ABS	$77.6	1.3	AAA
Alt-A ABS3	0.4	(1.0)	D
Sub-prime ABS2,3	0.7	-	D
Total ABS	$78.7	0.3	AAA

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Alt-A ABS and sub-prime ABS each consist of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
September 30, 2011
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.5	5.6	(0.1)	0.3	0.2	AA+
State and municipal obligations	777.8	745.0	32.8	15.7	48.5	AA
Corporate securities	72.2	64.5	7.7	(2.6)	5.1	A
Mortgage-backed securities	37.6	30.9	6.7	(5.6)	1.1	AA
Asset-backed securities	8.3	6.8	1.5	(1.6)	(0.1)	A
Total HTM fixed maturity portfolio	$901.4	852.8	48.6	6.2	54.8	AA

State and Municipal Obligations:
Government obligations	$235.4	226.0	9.4	7.4	16.8	AA
Special revenue obligations	542.4	519.0	23.4	8.3	31.7	AA
Total state and municipal obligations	$777.8	745.0	32.8	15.7	48.5	AA

Corporate Securities:
Financial	$20.8	18.3	2.5	(1.7)	0.8	A-
Industrials	20.5	17.7	2.8	(0.8)	2.0	A
Utilities	17.8	15.9	1.9	(0.1)	1.8	A
Consumer discretion	5.8	5.7	0.1	0.1	0.2	AA-
Consumer staples	5.2	5.0	0.2	-	0.2	A
Materials	2.1	1.9	0.2	(0.1)	0.1	BBB
Total corporate securities	$72.2	64.5	7.7	(2.6)	5.1	A

MBS:
Non-agency CMBS	$37.5	30.8	6.7	(5.6)	1.1	AA
Non-agency RMBS	0.1	0.1	-	-	-	BBB
Total MBS	$37.6	30.9	6.7	(5.6)	1.1	AA

ABS:
ABS	$6.0	5.2	0.8	(0.6)	0.2	BBB+
Alt-A ABS	2.3	1.6	0.7	(1.0)	(0.3)	AAA
Total ABS	$8.3	6.8	1.5	(1.6)	(0.1)	A